SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
October 18, 2001

Structured Asset Mortgage Investments Inc. (as Seller under a Pooling and Servicing
Agreement dated as of September 1, 2001 providing for the issuance by Structured Asset
Mortgage Investment Trust 2001-4 of its Mortgage Pass-Through Certificates, Series 2001-4)

   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-56240 (Commission File Number)	13-3633241 (IRS Employer Identification No.)

245 Park Avenue, New York, New York           10167
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (212) 272-2000

                                                N/A
(Former name or former address, if changed since last report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits

                Exhibit No.

1.1	Terms Agreement dated as of October 17, 2001 between the Registrant and Bear, Stearns & Co. Inc.

4.1	Pooling and Servicing Agreement dated as of September 1, 2001 among the Registrant, EMC Mortgage Corporation and Wells Fargo Bank Minnesota, National Association.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2001	STRUCTURED ASSET MORTGAGE INVESTMENTS INC. (Registrant) By: /s/ Joseph T. Jurkowski Name: Joseph T. Jurkowski, Jr. Title: Vice-President

EXHIBIT INDEX

Exhibit Number	Description

1.1	Terms Agreement dated as of October 17, 2001 between the Registrant and Bear, Stearns & Co. Inc.

4.1	Pooling and Servicing Agreement dated as of September 1, 2001 among the Registrant, EMC Mortgage Corporation and Wells Fargo Bank Minnesota, National Association.